UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 13, 2007
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor)
World Financial Network National Bank
(Sponsor)
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)
Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-113669, 333-113669-01, 333-
60418, 333-60418-01	31-1772814

(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices)	(Zip Code)
(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Fourth Amendment to the Second Amended and Restated Pooling and Servicing Agreement
Fifth Amendment to the Transfer and Servicing Agreement
Supplemental Indenture No. 2 to Master Indenture

Item 1.01. Entry into a Material Definitive Agreement
     On June 13, 2007, World Financial Network National Bank (the “Bank”), as servicer, WFN Credit Company, LLC (“WFN Credit”), as transferor, and BNY Midwest Trust Company (“BNY Midwest”), as trustee of World Financial Network Credit Card Master Trust, entered into the Fourth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, a copy of which is filed with this Form 8-K, as Exhibit 4.1.
     On June 13, 2007, the Bank, as servicer, WFN Credit, as transferor, and World Financial Network Credit Card Master Note Trust (the “Issuing Entity”) entered into the Fifth Amendment to the Transfer and Servicing Agreement, dated as of August 1, 2001, a copy of which is filed with this Form 8-K as Exhibit 4.2.
     On June 13, 2007, the Issuer and BNY Midwest, as indenture trustee, entered into Supplemental Indenture No. 2 to Master Indenture, dated as of August 1, 2001, a copy of which is filed with this Form 8-K as Exhibit 4.3.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

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Exhibit No.	Document Description

4.1	Fourth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 13, 2007

4.2	Fifth Amendment to the Transfer and Servicing Agreement, dated as of June 13, 2007

4.3	Supplemental Indenture No. 2 to Master Indenture, dated as of June 13, 2007

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WFN CREDIT COMPANY, LLC as depositor
By: /s/ Daniel T Groomes
Name: Daniel T. Groomes
Title: President
Dated: June 13, 2007